Exhibit 23.1

                 [Letterhead of Chisholm, Bierwolf & Nilson LLC]

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To  the  Board  of  Directors
Securac  Corp.

We hereby consent to the use of our report dated October 17, 2005, with respect to the consolidated financial statements included in the filing of the Registration Statement (Form SB-2) of Risk Governance, Inc. for the fiscal year ended December 31, 2004 and 2003.

                              /s/  Chisholm  Bierwolf  &  Nilson  LLC
                              ---------------------------------------
                              Chisholm  Bierwolf  &  Nilson  LLC

Bountiful,  Utah
October  25,  2005